UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:   407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Reference is made to the press release dated November 23, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01.     Financial Statements and Exhibits.

(a)        Not applicable.

(b)       Not applicable.

(c)      Exhibits.

     Exhibit No. 99.1    Press Release dated November 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      CNL RETIREMENT PROPERTIES, INC.

Date	November 23, 2004	By:	/s/ Thomas J. Hutchison III
THOMAS J. HUTCHISON III
Chief Executive Officer

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EXHIBIT INDEX

99.1  Press Release dated November 23, 2004.

 Exhibit 99.1

News Release

For information contact:
Carolyn B. Gosselin, APR
CNL Chief Communications Officer
(407) 540-2505

CNL Retirement Properties, Inc. Acquires Eleven Brighton Gardens
in Six States from Affiliates of the Aureus Group, LLC

ORLANDO, Fla. (November 23, 2004) - CNL Retirement Properties, Inc., an Orlando-based real estate investment trust, today announced it has finalized its purchase of 11 Brighton Gardens seniors’ living facilities for approximately $180 million from affiliates of Aureus Group, LLC.

The portfolio consists of 1,502 beds in prime locations in California, Massachusetts, Maryland, Virginia, Connecticut, and New Jersey. Sunrise Senior Living Services, Inc. will continue to manage the properties and affiliates of Aureus Group, LLC will remain the tenants.

“We are extremely pleased to have significantly increased our portfolio with these 11 exceptional seniors’ housing facilities,” said Thomas J. Hutchison III, chief executive officer of CNL Retirement Properties, Inc. “We are also excited to further our relationship with Sunrise Senior Living, a leading operator of seniors’ housing and a company which shares our commitment to the future of senior care.”

About CNL Retirement Properties, Inc.
CNL Retirement Properties, Inc. owns a portfolio of 215 properties in 32 states in the seniors’ housing and medical office building sectors. Headquartered in Orlando, Fla., CNL Retirement Properties specializes in the acquisition of quality independent and assisted living communities, continuing care retirement communities and medical office facilities.

CNL Retirement Properties, Inc. is an affiliate of CNL Financial Group, Inc. CNL Financial Group, Inc. and the entities it has formed or acquired have more than $15 billion in assets, manage an additional $2.5 billion for third-party investors and have interests in more than 5,100 properties across North America. For more information, visit www.cnlonline.com.

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Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about future events. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied in such forward-looking statements. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Although the Company believes its current expectations are based upon reasonable assumptions, the Company can give no assurance that expectations will be attained or that actual results will not differ materially.

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